Subsequent Events	3 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

Note 7 – Subsequent Events

Effective April 24, 2023, the Company completed the sale of an aggregate of C$1,015,000 of its Units at a purchase price of C$.07 per Unit for a total of 14,500,000 Units. Each Unit consisted of one share of Common Stock and one common stock purchase warrant exercisable for two years to purchase one additional share of Common Stock at a price of C$0.10 per share. The Company paid finders’ fees in the amount of C$7,921 in connection with the sale of the Units. The finders were also entitled to 6% warrants based on the number of Units sold and received 220,303 broker warrants. These shares have not been issued as of the date of this filing.